EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
            AS ADDED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Pacific CMA, Inc. (the "Company") on Form 10-KSB for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alfred Lam, Chief Executive Officer of the Company, certify, pursuant to 19 U.S.C.ss. 1350, as added by ss.906 of the Sarbanes-Oxley Act of 2002, that:

      (a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


                                      By:  /s/ Alfred Lam
                                           ------------------------------------
                                           Alfred Lam
                                           Chief Executive Officer

Date:    March 27, 2004